EX 26 (g) ii.

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

AUTOMATIC/FACULTATIVE YRT (Strategic Edge GUL/GVUL) AGREEMENT

4/1/2005	Original Agreement

3/9/2006	First Amendment – Change in Ceding Company Addresses (CM Life, MML Bay)

9/1/2006	Second Amendment – New Contestable Claims Procedure

4/1/2005	Third Amendment – GVUL Special Case Quota Share Percentages (various dates)

4/1/2006	Fourth Amendment –

2/9/2007	Fifth Amendment – New Underwriting Guidelines – Schedules F-1, F-2, Add
Enrollment Form Schedule F-3

4/1/2007	Sixth Amendment –

4/1/2008	Seventh Amendment – Replaced Schedule D – premium rates remain unchanged

2/1/2008	Eighth Amendment –

4/1/2008	Amendment –

7/1/2008	Amendment –

1/1/2009	Amendment –

AMENDMENT to

ALL REINSURANCE AGREEMENTS

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, and/or

MML BAY STATE LIFE INSURANCE COMPANY, and/or

C.M. LIFE INSURANCE COMPANY

(hereinafter referred to as the “Ceding Company”, sometimes known as the “Reinsured”)

and

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

(hereinafter referred to as the “Reinsurer”)

Effective January 1, 2009, the Amendment effective date, the 1980 CSO valuation basis is being replaced by the 2001 CSO valuation basis. In future years, there could be another new valuation basis. This blanket amendment is for all treaties both terminated and non-terminated since any reinsured 1980 CSO product could be impacted.

If a product converts from a 1980 CSO valuation basis to a 2001 CSO or later valuation basis, the original conversion reinsurance premium rates continue to apply but the reserve credits will be based on the new valuation basis and the prevailing statutory interest rates.

All other conditions of this Agreement not in conflict with the terms and conditions of this Amendment will continue unchanged.

IN WITNESS WHEREOF, both parties in duplicate hereby execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	12/12/08
Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	12/12/08
Peter G. Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	12/12/08
Peter G. Ferris
Second Vice President & Actuary

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

By:	/s/ Michelle L. Kunzman	Date:	12/10/08

Print name:	Michelle L. Kunzman

Title:	AVP & Actuary

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

By:		Date:

Print name:

Title

AMENDMENT to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM (YRT)

AGREEMENT

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

(hereinafter the “Reinsurer”)

Original Agreement Effective Date: April 1, 2005

Coverage: Strategic Edge Group Universal Life (GUL) with or without the variable rider

(GVUL)

For new issues on or after July 1, 2008, the Amendment effective date, the Ceding Company has increased it’s retention for the bolded coverages as stated in the attached table Exhibit I: Reinsurer’s Assigned Pool Percentages. These percentages are applied for the policy periods noted in Exhibit I: Reinsurer’s Assigned Pool Percentages only.

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged. IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	10/17/08
Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	10/17/08
Peter G. Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris
	Peter G. Ferris	Date:	10/17/08
Second Vice President & Actuary

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

By:	/s/ Michelle L. Kunzman	Date: 10/7/08

Print name:	Michelle L. Kunzman

Title:	AVP & Actuary

EXHIBIT I: Reinsurer’s Assigned Pool Percentages

Hartford Life and Accident Insurance Company

BUSINESS ONLY All Business 4/1/05 and later
Group/ Location	Policy Period	Ceding Company Retention Percentage Ages 0-65 ; Ages 66+	Reinsurer Percentage NAR At this/each location	Cession Code

%

%

%

Other group coverages previously added to this Agreement but not mentioned herein continue unchanged from prior amendments.

Other                      new business percentages previously added to this Agreement but not mentioned herein continue unchanged from prior amendments.

AMENDMENT to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM (YRT)

AGREEMENT

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

(hereinafter the “Reinsurer”)

Original Agreement Effective Date: April 1, 2005

Coverage: Strategic Edge Group Universal Life (GUL) with or without the variable rider

(GVUL)

Effective April 1, 2008, the Reinsurer is hereby assigned new quota share percentages for coverages in Exhibit I: Reinsurer’s                  Assigned Quota Share Percentages. These percentages are applied for the policy periods noted in Exhibit I: Reinsurer’s                  Assigned Quota Share Percentages only. The Reinsurer’s quota share percentages are a function of the Reinsurer’s available coverages and reinsurance limits noted in Schedule A: Accepted Coverages, and Schedule B: Reinsurance Limits under the above-referenced Agreement. Each year, as the quota share percentages are adjusted to meet certain maximum limits set by reinsurer and location, the Reinsurer’s quota share percentages may change and the percentages for the current policy period will be applied to inforce as well as new business. Other group coverages previously added to this Agreement but not mentioned herein continue unchanged from prior amendments. The Ceding Company’s retention may also fluctuate by group or location due to available reinsurance coverage.

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged. IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	9/29/08
Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	9/29/08
Peter G. Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	9/29/08
Peter G. Ferris
Second Vice President & Actuary

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

By:	/s/ Michelle L. Kunzman	Date:	9/25/08

Print name:	Michelle L. Kunzman

Title:	AVP & Actuary

EXHIBIT I: Reinsurer’s Assigned Pool Percentages

Hartford Life and Accident Insurance Company

BUSINESS ONLY All Business 4/1/05 and later	Policy Period: April 1, 2008 through March 31, 2009
Group/ Location	Ceding Company Retention Percentage Ages 0-65 ; Ages 66+	Reinsurer Percentage NAR At this/each location – Always excludes foreign lives and ages 66+	Cession Code

%

%

%

%

%

Other group coverages previously added to this Agreement but not mentioned herein continue unchanged from prior amendments.

Other                  new business percentages previously added to this Agreement but not mentioned herein continue unchanged from prior amendments.

8th AMENDMENT to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM (YRT)

AGREEMENT

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

(hereinafter the “Reinsurer”)

Effective: April 1, 2005

Coverage: Strategic Edge Group Universal Life (GUL) with or without the variable rider

(GVUL)

Effective January 1, 2008, the Amendment effective date, the Reinsurer is hereby assigned quota share percentages for                  coverages as stated in the attached table, Exhibit I: Reinsurer’s Assigned Pool Percentages. These percentages are applied beginning on the Certificate Issue Date for each group shown in Exhibit I: Reinsurer’s Assigned Pool Percentages and shall continue to be applied until certain maximum limits set by each reinsurer and location are reached, at which time the quota share percentages for the Reinsurer may be changed (for inforce as well as new business) and another amendment would then be required. The Reinsurer’s quota share percentages are a function of the Reinsurer’s available coverages and reinsurance limits noted in Schedule A: Accepted Coverages, and Schedule B: Reinsurance Limits under the above-referenced Agreement.

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	5/22/08
Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	5/22/08
Peter G. Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	5/22/08
Peter G. Ferris
Second Vice President & Actuary

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

By:	/s/ Michelle L. Kunzman	Date:	May 20, 2008

Print name:	Michelle L. Kunzman

Title:	AVP & Actuary

EXHIBIT I: Reinsurer’s Assigned Pool Percentages

Hartford Life & Accident Insurance Company

Effective 1/1/2008

SPECIFIC GROUP POLICIES
Group/Location	Certificate Issue Dates	Reinsurer Percentage Effective Date	Ceding Company Retention Percentage	Reinsurer Percentage NAR at this /each location – always excludes foreign lives and Ages 66+	Cession Code

%

%

%

%

%

%

SEVENTH AMENDMENT to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM (YRT)

AGREEMENT

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

C.M. LIFE INSURANCE COMPANY, and

MML BAY STATE LIFE INSURANCE COMPANY

(hereinafter referred to as the “Ceding Company)

and

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

(hereinafter referred to as the “Reinsurer”)

Original Treaty Effective Date: April 1, 2005

Coverage: Strategic Edge Group Universal Life (GUL) with or without the variable rider

(GVUL)

WHERE AS, Effective April 1, 2008, the Amendment effective date, the reinsurance premium rates in Schedule D – Reinsurance Premium Rates will remain unchanged until March 31, 2009. Subsequent to March 31, 2009 the rates will remain unchanged unless changed by amendment.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and with the intent of being bound hereby, the parties hereby agree as follows:

1.	The foregoing recitals are true and accurate and are incorporated herein.
2.	Schedule D – Reinsurance Premium Rates will be replaced in its entirety with the attached replacement Schedule D.

All other conditions of this Agreement not in conflict with the terms and conditions of this Amendment will continue unchanged. IN WITNESS WHEREOF, both parties in duplicate hereby execute this Amendment in good faith:

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	4/28/08
Peter G. Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	4/28/08
Peter G. Ferris
Second Vice President & Actuary

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	4/28/08
Peter G. Ferris
Second Vice President & Actuary

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

By:	/s/ Michelle L. Kunzman	Date:	4/14/08

Print name:	Michelle L. Kunzman

Title:	AVP & Actuary

SCHEDULE D: REINSURANCE PREMIUM RATES

Premiums for Standard Risks:

A. New Lives or Inforce-                      only Rates

The                                                                                                                                                                :

%

%

%

The                                                                                                                                                         thereafter.

B. New Lives-                     only Rates

The                                                                                                                                                                             :

%

%

%

The                                                                                                                                                                     Risk.

All                                                                                                                                                             thereafter

C. For                                                                                                                                                             option.

a.              - If the                                                                                                                                    .

b.                      - The                                                                                                            business.

Policy Fees:

No Policy fees shall be paid under this Agreement.

Base

Rate

Table

Base Rate Table: the following table

the

rates.

For                                                                                                                                                                         % for

                                                             % for Male

/ Female.

Base Rate	Monthly Rate Per
Table	$

AMENDMENT to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM (YRT)

AGREEMENT

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

(hereinafter the “Reinsurer”)

Original Agreement Effective Date: April 1, 2005

Coverage: Strategic Edge Group Universal Life (GUL) with or without the variable rider

(GVUL)

This Amendment is effective beginning April 1, 2007, the “Amendment Effective Date.”

The Reinsurer is hereby assigned quota share percentages for coverages stated in Exhibit I: Reinsurer’s                  Assigned Quota Share Percentages, and Exhibit II: Reinsurer’s Special Case Assigned Quota Share Percentages. These percentages are applied for each group shown in the attached Exhibits beginning on the coverage effective date noted in the Exhibits, if different than the Amendment Effective Date, and shall continue to be applied until the end of the policy period (if noted) or until certain maximum limits set by each reinsurer and location are reached, at which time the quota share percentages for the Reinsurer may be changed (for inforce as well as new business) and another amendment would then be required. The Reinsurer’s quota share percentages are a function of the Reinsurer’s available coverages and reinsurance limits noted in Schedule A: Accepted Coverages, and Schedule B: Reinsurance Limits of this Agreement. Other group coverages previously added to this Agreement but not mentioned herein continue unchanged from prior amendments. The Ceding Company’s retention may also fluctuate by group or location due to available reinsurance coverage.

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: October 25, 2007
Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: October 25, 2007
Peter G. Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: October 25, 2007
Peter G. Ferris
Second Vice President & Actuary

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

By:	/s/ Michelle L. Kunzman	Date: Oct. 23, 2007

Print name: Michelle L. Kunzman

Title: AVP & Actuary

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

By:	Michelle L. Kunzman

Print name: Michelle L. Kunzman

Title: AVP & Actuary

EXHIBIT I: Reinsurer’s                  Assigned Quota Share Percentages

Hartford Life and Accident Insurance Company

BUSINESS ONLY	Policy Period: April 1, 2007 through March 31, 2008
Group/ Location	Ceding Company Retention Percentage Ages 0-65 ; Ages 66+	Reinsurer Percentage NAR At this/each location – Always excludes foreign lives and ages 66+	Cession Code

		%	HTM1GV1A

		%	HTM2GV1A

		%	HTM3GV1A

		%	HTM4GV1A

		%	HTM5GV1A

Other                  new business percentages previously added to this Agreement but not mentioned herein continue unchanged from prior amendments.

EXHIBIT II: Reinsurer’s Special Case Assigned Quota Share Percentages

Hartford Life and Accident Insurance Company

SPECIFIC GROUP POLICIES
Group/Location	Certificate Issue Date	Reinsurer Percentage Effective Date	Ceding Company Retention Percentage	Reinsurer Percentage NAR at this location– Always excludes foreign lives and ages 66+	Cession Code
.			%	%

Other group coverages previously added to this Agreement but not mentioned herein continue unchanged from prior amendments.

FIFTH AMENDMENT to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM (YRT)

AGREEMENT

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

(hereinafter the “Reinsurer”)

Coverage: Strategic Edge GUL with or without the variable rider (GVUL)

Original Treaty Effective Date: April 1, 2005

Effective February 9, 2007, the Amendment effective date, the Ceding Company and the Reinsurer hereby assent that Schedule F-3, Enrollment form (1 page) will be added to the above-referenced Agreement and Schedules F-1 and F-2 shall be deleted in their entirely and replaced with the following:

-     Schedule F-1:              underwriting guidelines (4 pages)

-     Schedule F-2: General GVUL underwriting guidelines (29 pages)

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged. IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: 2/12/07
Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: 2/12/07
Peter G. Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: 2/12/07
Peter G. Ferris
Second Vice President & Actuary

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

By: /s/ Amed Shaher	Date: 2/8/07

Print name: Amed Shaher

Title: AVP & Actuary

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

By: /s/ Amed Shaher

Print name: Amed Shaher

Title: AVP & Actuary

Schedule F-1    1-4

Schedule F-2    1-28.

FOURTH AMENDMENT to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM (YRT)

AGREEMENT

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

(hereinafter the “Reinsurer”)

Effective: April 1, 2005

Coverage: Strategic Edge Group Universal Life (GUL) with or without the variable rider

(GVUL)

Effective April 1, 2006, the Amendment effective date, the Reinsurer is hereby assigned quota share percentages for all coverages as stated in the attached table Exhibit I: Reinsurer’s Assigned Pool Percentages. These percentages are applied for the policy periods noted in Exhibit I: Reinsurer’s Assigned Pool Percentages only. The Reinsurer’s quota share percentages are a function of the Reinsurer’s available coverages and reinsurance limits noted in Schedule A: Accepted Coverages, and Schedule B: Reinsurance Limits under the above-referenced Agreement. Each year, as the quota share percentages are adjusted to meet certain maximum limits set by reinsurer and location, the Reinsurer’s quota share percentages may change and the percentages for the current policy period will be applied to inforce as well as new business. Future policy periods not covered in this Amendment may utilize different Reinsurer percentages, which are subject to change.

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	12/6/06
Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	12/6/06
Peter G. Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	12/6/06
Peter G. Ferris
Second Vice President & Actuary

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

By:	/s/ Amed Shaher	Date:	11/29/06

Print name:	Amed Shaher

Title:	AVP & Actuary

EXHIBIT I: Reinsurer’s Assigned Pool Percentages

Hartford Life and Accident Insurance Company

BUSINESS ONLY	Policy Period: April 1, 2005 through March 31, 2006		Policy Period: April 1, 2006 through March 31, 2007

Group/Location	Ceding Company Retention Percentage Ages 0-65 ; Ages 66+	Reinsurer Percentage NAR At this/each location – Always excludes foreign lives and ages 66+	Ceding Company Retention Percentage Ages 0-65 ; Ages 66+	Reinsurer Percentage NAR At this/each location - Always excludes foreign lives and ages 66+	Cession Code

%

%

%

%

%

Business Only	Beginning April 1, 2005

%

THIRD AMENDMENT to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM (YRT)

AGREEMENT

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

(hereinafter the “Reinsurer”)

Effective: April 1, 2005

Coverage: Strategic Edge Group Universal Life (GUL) with or without the variable rider

(GVUL)

The Reinsurer is hereby assigned quota share percentages for all coverages as stated in the attached table, Exhibit I: Reinsurer’s Assigned Pool Percentages. These percentages are applied beginning on the Certificate Issue Date for each group shown in Exhibit I: Reinsurer’s Assigned Pool Percentages and shall continue to be applied until certain maximum limits set by each reinsurer and location are reached, at which time the quota share percentages for the Reinsurer may be changed (for inforce as well as new business) and another amendment would then be required. The Reinsurer’s quota share percentages are a function of the Reinsurer’s available coverages and reinsurance limits noted in Schedule A: Accepted Coverages, and Schedule B: Reinsurance Limits under the above-referenced Agreement.

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: 11/27/06
Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: 11/27/06
Peter G. Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: 11/27/06
Peter G. Ferris
Second Vice President & Actuary

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

By:	/s/ Amed Shaher	Date: 11/16/06

Print name:	Amed Shaher

Title:	AVP & Actuary

EXHIBIT I: Reinsurer’s Assigned Pool Percentages

Hartford Life & Accident Insurance Company

SPECIFIC GROUP POLICIES
Group/Location	Certificate Issue Date	Reinsurer Percentage Effective Date	Ceding Company Retention Percentage	Reinsurer Percentage NAR at this/each location – always excludes foreign lives and Ages 66+	Cession Code
%
%
%
%
%

SECOND AMENDMENT to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM (YRT)

AGREEMENT

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, and/or

MML BAY STATE LIFE INSURANCE COMPANY, and/or

CM LIFE INSURANCE COMPANY

(hereinafter referred to as the “Ceding Company,” sometimes known as the “Reinsured”)

and

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

(hereinafter referred to as the “Reinsurer”)

Effective date: April 1, 2005

Coverage: Strategic Edge Group Universal Life (GUL) with or without the variable rider

(GVUL)

Effective September 1, 2006, the Amendment effective date, the Ceding Company and the Reinsurer hereby amend all of the reinsurance agreements (including the agreements which are already terminated to new business) so that the process of reviewing all new contestable claims received on or after this date between the Ceding Company and the Reinsurer shall be as follows, and shall replace only such contestable claims terms/procedures in each Agreement that conflict(s) with the contestable claims terms/procedures below. There shall no longer be a Lead Contestable Claim Reinsurer in any agreement, that function is replaced by the procedure below.

Amended Contestable Claims Procedure

The Ceding Company shall send to the Reinsurer all of the contestable claims documentation as required in the underlying Agreement, by any of the following means: facsimile, encrypted secure email, or express mail. If the Ceding Company sends the documentation via secure email, it shall submit said information for each claim directly to the Reinsurer via a “list of claims personnel”1 that is provided by the Reinsurer. The Reinsurer has complete responsibility for the Reinsurer’s review of each claim and to communicate its decision for each claim in writing (email is acceptable) to the Ceding Company within three to five (3-5) business days from the day in which the Ceding Company sent the final documentation. If the Reinsurer does not communicate its decision in writing (email is acceptable) to the Ceding Company regarding whether to contest or pay the claim during the three to five-day period, the Ceding Company shall proceed to settle, contest or deny the claim as allowed in the underlying Agreement without requiring further input from the Reinsurer. The Ceding Company may take into consideration any other reinsurer’s decision regarding the claim that was communicated to the Ceding Company within the timeframe specified, but in any case only the Ceding Company will determine the proper action on the claim and the decision, which will be made exclusively by the Ceding Company, shall be binding on the Reinsurer and all other reinsurers affected by the claim.

The Reinsurer shall share in the claim expenses of any contest or compromise of a claim in the same proportion that the net amount at risk reinsured with the Reinsurer bears to the total net amount at risk of the Ceding Company under all policies on that life being contested or compromised by the Ceding Company and shall share in the total amount of any reduction in liability in the same proportion. For example, litigation expenses related to the contestable claim are considered claim expenses. Routine expenses incurred in the normal settlement of uncontested claims, compensation of salaried officers and employees of the Ceding Company shall not be considered claim expenses.

Alternatively, the Reinsurer may decline to be a party to the contest, compromise, or litigation involved on a claim, in which case it shall pay the full amount of its share of the claim to the Ceding Company. The Reinsurer must convey this decision in writing (email is acceptable) within three to five (3-5) business days from the day in which the documentation was sent by the Ceding Company. In such case, the Reinsurer shall not share in any claim expenses involved in such contest, compromise or litigation, or in any reduction in claim amount resulting therefrom.

1 The                                                                                                                                                                 folder.

All terms and conditions of these Agreements not in conflict with the terms and conditions of this Amendment will continue unchanged.

IN WITNESS WHEREOF, the parties hereto execute this Amendment in good faith:

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: 10/24/06
Peter G. Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: 10/24/06
Peter G. Ferris
Second Vice President & Actuary

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By: /s/ Peter G. Ferris		Date: 10/24/06
Peter G. Ferris
Second Vice President & Actuary

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

By:	/s/ John Harasyko	Date: 10/11/06
John Harasyko
AVP and Director of Operations
Group Reinsurance Plus

FIRST AMENDMENT to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM (YRT)

AGREEMENT

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

(hereinafter the “Reinsurer”)

Coverage: Strategic Edge Group Universal Life (GUL) with or without the variable rider

(GVUL)

Effective: April 1, 2005

Effective March 9, 2006, the Amendment effective date, the Ceding Company and Reinsurer hereby assent that Article XIX of the above-referenced Agreement shall be replaced in its entirety with the following, as a result of the Ceding Company’s address change:

ARTICLE XIX: NOTICE

Any notice and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given when (i) mailed by United States registered or certified mail, return receipt requested, or mailed by overnight express mail, (ii) sent by facsimile transmission, followed by confirmation mailed by first class mail or overnight express mail, or (iii) delivered in person to the parties at the following addresses:

If to the Ceding Company:

MML Bay State Life Insurance Company

100 Bright Meadow Boulevard

Enfield, CT 06082

Attention: Reinsurance Officer

C.M. Life Insurance Company

100 Bright Meadow Boulevard

Enfield, CT 06082

Attention: Reinsurance Officer

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, MA 01111

Attention: Reinsurance Officer

If to the Reinsurer:

Director of Operations, Group Reinsurance Plus

Hartford Life Insurance Companies

200 Hopmeadow Street

Simsbury, CT 06089

Facsimile # (860) 843-8454

With a Copy to:

Chief Actuary

Hartford Life Insurance Companies

200 Hopmeadow Street

Simsbury, CT 06089

Facsimile # (860) 843-8981

General Counsel

Hartford Life Insurance Companies

200 Hopmeadow Street

Simsbury, CT 06089

Facsimile # (860) 843-8665

    Notice shall be deemed given on the date of delivery as documented by a record of delivery in accordance with the modes of delivery set forth above. Either Party may change the names or addresses where notice is given by providing notice to the other Party of such change in accordance with this Article.

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: 4/11/06
Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By/s/ Peter G. Ferris		Date: 4/11/06
Peter G. Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: 4/11/06
Peter G. Ferris
Second Vice President & Actuary

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

By:	/s/ John Harasyko	Date: 3/30/06
John Harasyko
AVP and Director

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM (YRT)

AGREEMENT

between

MML BAY STATE LIFE INSURANCE COMPANY,

C.M. LIFE INSURANCE COMPANY, and

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(hereinafter called the “Ceding Company”)

and

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

(hereinafter called the “Reinsurer”)

Effective Date: April 1, 2005

Coverage: Strategic Edge Group Universal Life (GUL) with or without the variable rider

(GVUL)

Automatic and Facultative YRT Agreement

Effective Date: April 1, 2005

Ceding Company:	MML Bay State Life Insurance Company
C.M. Life Insurance Company
Massachusetts Mutual Life Insurance Company

Reinsurer:	Hartford Life and Accident Insurance Company

Accepted Coverages:	Life insurance on Policies written by the Ceding Company on the plans cited in Schedule A – Accepted Coverages.

Effective Date:	April 1, 2005

This Agreement represents the entire contract between the Ceding Company and the Reinsurer and supersedes, with respect to its subject, any prior oral or written agreements.

Commencing on the Effective Date, the Reinsurer shall provide reinsurance coverage to the Ceding Company subject to the provisions of this Agreement on the basis stated hereinafter in the attached Articles and Schedules. This Agreement and the attached Articles and Schedules, or parts thereof may be changed or modified only upon written agreement between the Ceding Company and the Reinsurer.

Automatic and Facultative YRT Agreement

Effective Date: April 1, 2005

IN WITNESS WHEREOF, the parties hereto execute this Agreement in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ John Valencia	Date: 11/01/05
John Valencia
Assistant Vice President & Actuary

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

	By: /s/ Peter G. Ferris	Date: 10/26/05
Peter G. Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

	By: /s/ Peter G. Ferris	Date: 10/26/05
Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

	By: /s/ Peter G. Ferris	Date: 10/26/05
Peter G. Ferris
Second Vice President & Actuary

	By: /s/ John Harasyko	Date: 10/21/05
John Harasyko
AVP and Director

Automatic and Facultative YRT Agreement

Effective Date: April 1, 2005

Table of Contents

Article	Title	Page

I	Automatic Reinsurance	5
II	Facultative Submission	6
III	Basis of Reinsurance	6
IV	Premiums, Payments and Reports	6
V	Expenses	8
VI	Premium Taxes	8
VII	DAC Tax Election	8
VIII	Experience Refunds	8
IX	Policy Changes	8
X	Increase in Retention	10
XI	Termination of Agreement with Respect to New Reinsurance	11
XII	Claims	11
XIII	Inspection of Records	13
XIV	Errors and Omissions	13
XV	Insolvency	14
XVI	Waivers and Amendments	15
XVII	Severability	15
XVIII	Gramm-Leach-Bliley Privacy Requirements	15
XIX	Notice	16
XX	Arbitration	17
XXI	Governing Law	17
XXII	Headings	18
XXIII	Parties to Agreement	18
XXIV	Agreement	18
XXV	Good Faith and Financial Solvency	18
XXVI	Force Majeure	18
XXVII	Assignment	19
XXVIII	Policy Forms	19
XXIX	Counterparts	19
XXX	Definitions	19

Schedule	Title	Page

A	Accepted Coverages	21
B	Reinsurance Limits	22
C	Special Net Risk Calculations	23
D	Reinsurance Premium Rates	24
E	Reinsurance Reports	27
F-1	Lehman Underwriting Guidelines	29
F-2	Normal Underwriting Guidelines	32
G	DAC Tax Schedule	42
H	Facultative Submission Form	43
I	Rules for Determining Quota Share Percentages for GVUL	44
J	MassMutual GVUL Reinsurance Example	45

ARTICLE I: AUTOMATIC REINSURANCE

A.

The Ceding Company shall automatically cede and the Reinsurer shall automatically accept that portion of the Ceding Company’s group life business (“Business”) as specified in Schedule A – Accepted Coverages, and Schedule B – Reinsurance Limits that meets the following requirements:

1.	The Ceding Company has retained the Participation Percentage as defined in Schedule B – Reinsurance Limits up to the maximum limit of retention stated therein.

2.	The total amount of reinsurance does not exceed the limits shown in Schedule B- Reinsurance Limits.

3.	If the certificates are issued on a guaranteed issue basis they must meet the parameters listed in Schedule F- Underwriting Guidelines and be consistent with Schedule A: Accepted Coverages.

4.	The plans and riders which are listed in Schedule A – Accepted Coverages.

5.

The risk is a resident of the United States, Puerto Rico or Guam at the time the Policy is issued, regardless of future residency changes. Foreign Lives, as defined in Article XXX – Definitions, are not covered under this Agreement.

B.

Business that does not qualify for automatic reinsurance under the provisions stated in Paragraph A of this Article, may be submitted to the Reinsurer for facultative consideration as described in Article II – Facultative Submission.

C.

The Ceding Company will perform all underwriting administration using the Ceding Company’s the underwriting guidelines listed in Schedule F, or as amended. RGA Reinsurance Company shall be the Lead Underwriting Reinsurer for this Agreement. However, Business whose volume reinsured with the Reinsurer exceeds $100,000,000 must be submitted to the Reinsurer for a concentration of risk analysis. If the Reinsurer determines such a risk exists, the Reinsurer may decline the risk or offer alternative reinsurance terms.

D.

The liability of the Reinsurer for automatically ceded Business shall commence simultaneously with that of the Ceding Company. The liability of the Reinsurer for Business ceded automatically shall terminate simultaneously with that of the Ceding Company’s liability or as specified in accordance with the provisions of Article IV – Premiums, Payments and Reports or Article X – Increase in Retention.

E.	The Business shall not have been submitted on a facultative basis by the Ceding Company to the Reinsurer or other reinsurers within the last three (3) years.

ARTICLE II: FACULTATIVE SUBMISSION

A.	The Ceding Company may submit, on a facultative basis, Business which does not qualify for Automatic Reinsurance under Article I above.

A

facultative application shall be made that is in substantial accord with Schedule H – Facultative Submission Form, and shall be accompanied by copies of all the Ceding Company’s pertinent papers relating to the insurability of the individual risk. The Reinsurer shall give prompt consideration to a facultative application and notify the Ceding Company as soon as possible in writing (via mail, fax, or e-mail) of its underwriting offers.

B.

The Reinsurer shall have no liability on a facultative submission by the Ceding Company until an offer to reinsure has been made by the Reinsurer and accepted in writing (via mail, fax, or e-mail) by the Ceding Company. The Reinsurer’s offer shall expire at the end of one hundred twenty (120) days from the date of the Reinsurer’s offer unless an earlier date is specified in the offer, or the date specified in the Reinsurer’s approval to extend their offer, or the date the Reinsurer receives notice from the Ceding Company of the withdrawal of their application, whichever comes first.

C.

The liability for Business ceded facultatively shall terminate simultaneously with that of the Ceding Company’s liability or as specified in accordance with the provisions of Article IV- Reinsurance Premiums, Payments and Reports or Article X – Increase in Retention.

ARTICLE III: BASIS OF REINSURANCE

A.	Business

                                                                                                                                                         .

B.	For the purpose of this Agreement, except as provided for in Paragraph C below, the Net Amount at Risk shall be calculated as the .

C.

The Net Amount at Risk may also be determined using actual cash values, account values, tabular values, or by other methods agreeable to the Ceding Company and the Reinsurer. Schedule C – Special Net Risk Calculations defines special methods for calculating the Net Amount at Risk different from B of this Article.

ARTICLE IV: PREMIUMS, PAYMENTS AND REPORTS

A.

Premiums are payable monthly in advance on a variable net risk method for each reinsurance cession. However, the Ceding Company may choose to continue to pay its premium on an annual basis in advance and make appropriate financial accounting

ARTICLE IV: PREMIUMS, PAYMENTS AND REPORTS

(Continued)

adjustments that may be required to properly reflect the change to a monthly payment mode. Such accounting adjustments must comply with generally acceptable accounting principles. Such payment for Policies with anniversaries in any calendar month shall accompany the monthly statement as provided in this Article. Premiums shall be calculated by applying the premium rates per thousand to the Net Amount at Risk as described in Article III – Basis of Reinsurance. The premium rates per thousand are those specified in Schedule D – Reinsurance Premium Rates. The rates in Schedule D – Reinsurance Premium Rates, shall apply to both automatic and facultative reinsurance.

B.	thereafter.

C.

At the end of each reporting period, the Ceding Company shall prepare and send to the Reinsurer a statement, in substantial accord with Schedule E – Reinsurance Reports, reporting reinsurance premiums due on each new risk and for renewals of Policies whose anniversary date falls within the reporting period. Any premium adjustments and refunds due because of terminations, reinstatements, reissues and other changes during the reporting period shall also be listed. The reporting period is stated in Schedule E – Reinsurance Reports. New reinsurance shall be reported on the report next following the time that the reinsured Policy has been reported as delivered and paid for.

D.

The statement shall be furnished to the Reinsurer within forty-five (45) days after the end of each reporting period and shall be accompanied by payment of any net amount due the Reinsurer as shown on the statement. If any reinsurance premium is not paid within the allotted time, the Reinsurer has the right to terminate its liability on the Business reinsured on the statement by giving thirty (30) days written notice to the Ceding Company. At the close of the thirty (30) day period following the notice, the Reinsurer’s liability shall terminate for the aforementioned risks. Regardless of these terminations, the Ceding Company shall be liable to the Reinsurer for all unpaid reinsurance premiums earned by them. The Ceding Company agrees that it shall not force termination under the provisions of the paragraph solely to avoid the recapture requirements or to transfer the block of business reinsured to another reinsurer.

E.

Terminated risks may be reinstated within sixty (60) days after the effective date of termination by paying in full all of the unpaid reinsurance premiums for the risks inforce prior to the termination. The Reinsurer shall not be liable for any claim incurred between the date of termination and reinstatement. The effective date of reinstatement shall be the date on which the Reinsurer receives all required back premiums, if any.

ARTICLE IV: PREMIUMS, PAYMENTS AND REPORTS

(Continued)

F.

The Ceding Company or the Reinsurer may exercise at any time the right to offset any undisputed debts or credits, liquidated or unliquidated, whether on account of premiums or otherwise, due from either Party and their affiliates to the other under this Agreement.

G.	All payments made in accordance with this Agreement shall be in United State Dollars (USD).

ARTICLE V: EXPENSES

The Ceding Company shall pay the expenses of all medical examinations, inspection fees, and other charges incurred in connection with the issuance of the insurance reinsured under this Agreement.

ARTICLE VI: PREMIUM TAXES

The Reinsurer shall not reimburse the Ceding Company for any premium taxes.

ARTICLE VII: DAC TAX ELECTION

The Ceding Company and the Reinsurer make an election pursuant to Treasury Regulation Section 1.848-2 (g) (8) of the Income Tax Regulations issued December, 1992, under Section 848 of the Internal Revenue Code of 1986, as amended, and agree to the terms stipulated in Schedule G – DAC Tax Schedule.

ARTICLE VIII: EXPERIENCE REFUNDS

Reinsurance under this Agreement shall not be eligible for an experience refund.

ARTICLE IX: POLICY CHANGES

A.	The Ceding Company shall notify the Reinsurer of all Policy terminations and changes that affect the reinsurance. Unearned reinsurance premiums on such terminations or changes shall be refunded.

B.

If any portion of the Ceding Company’s insurance risk is terminated, the reinsurance shall be reduced by a proportionate amount. If there are other reinsurers, each one shall share in the reduction according to its proportion of the total reinsurance.

C.

If a Policy reinsured under this Agreement lapses to extended term or paid-up insurance, the Reinsurer shall share in an adjustment to the amount of reinsurance on the Policy in the same proportion the reinsurance amount had to the insurance amount immediately prior to the Policy lapsing.

ARTICLE IX: POLICY CHANGES

(Continued)

D.

If a portion of the insurance issued by the Ceding Company on a life reinsured hereunder is terminated, reinsurance on that life hereunder shall be reduced so as to restore, as far as possible, the Retention Level of the Ceding Company on the risk, provided, however, that the Ceding Company shall not assume on any Policy being adjusted as provided in this Article an amount of insurance in excess of the greater of (1) its retention limit at the time of issue of that Policy, or (2) the retention limit of that Policy as already adjusted by the provisions of Article X – Increase in Retention. The reduction in reinsurance shall first be applied to the reinsurance, if any, of the specific Policy under which insurance terminated. The reinsurance of the Reinsurer shall be reduced by an amount which is in the same proportion of the amount of reduction so applied as the reinsurance of the Reinsurer bore to the total reinsurance of the Policy. The balance, if any, of the reduction shall be applied to reinsurance of other policies on the life, the further reduction, if any, in the reinsurance of the Reinsurer again being determined on a proportional basis and shall be applied to policies in chronological order according to original policy dates.

E.	Reinsurance shall be terminated on any Policy where the Net Amount at Risk reinsured is less than $1, rounded to the nearest dollar.

F.

Reinsurance shall be reinstated automatically if the original insurance is reinstated according to the Policy provisions and rules of the Ceding Company. The Ceding Company shall pay all back reinsurance premiums to the Reinsurer in the same manner as it received insurance premiums under the reinstated Policy.

G.	Term .
1.

The                                                                                                                                         occurs.

a.

                 that                                                                                                            under this

Agreement.

b.

             that

ARTICLE IX: POLICY CHANGES

(Continued)

                                                                                                       under this Agreement.

2.

The                                                                                                                                 occurs.

                                                                                                   under this Agreement.

H.

Unearned reinsurance premiums on terminations or changes shall be refunded to the Ceding Company. The premium payable to the Reinsurer or premium refunds due to the Ceding Company shall be based on the exact number of days of effective insurance coverage upon termination or other change.

I

If the Policy continues inforce without payment of premium during any days of grace pending its surrender, whether such continuance be as a result of a Policy provision or a practice of the Ceding Company, the reinsurance shall also continue without payment of premium and shall terminate on the same date as the Ceding Company’s risk terminates.

ARTICLE X: INCREASE IN RETENTION AT ONE LOCATION

A.

If, at any time, the Ceding Company changes its established retention limits for this business, as shown in Schedule B – Reinsurance Limits, written notice of the change will promptly be given to the Reinsurer.

B.

The Ceding Company may apply the new limits of retention to existing reinsurance and change its Participation Percentage (defined in Section 1 below) on reinsurance in force in accordance with the following rules and according to the provision in Schedule B- Reinsurance Limits.

1.	The .

ARTICLE X: INCREASE IN RETENTION AT ONE LOCATION

(Continued)

2.

The Ceding Company’s initial Participation Percentage in either situation described in section (1) will be adjusted based on Schedule H: Rules for Determining QSP’s for GVUL, and Schedule I: MassMutual GVUL Reinsurance Example. Schedule I indicates an example for five (5) reinsurers, the same principles will apply should there be six (6) reinsurers.

3.	The change in Participation Percentage will become effective on the Policy Anniversary Date.

4.	The new Participation Percentage must apply to all business for a given client reinsured under this Agreement to the extent that their concentration maximum at one location has not been breached.

ARTICLE XI: TERMINATION OF AGREEMENT WITH RESPECT TO NEW

REINSURANCE

A.

Upon one-hundred-fifty (150) days advance written notice, this Agreement may be terminated by either Party with respect to all Business covered under this Agreement (defined as Business reinsured hereunder by the Reinsurer) but not yet ceded, to be effective on the next anniversary of this Agreement. If Ceding Company initiates the termination, the termination date will not be prior to three (3) years following the Effective Date of this Agreement (“Initial Term”). Such notice will be sent via facsimile, or dispatched by certified or other registered mail, return receipt requested, postage prepaid, or by such other means as provides independent documentation of the date of delivery, addressed to the parties. Reinsurer will continue to participate in all insurance coming within the terms of this Agreement and granted or renewed by Ceding Company during the one-hundred-fifty (150) days aforesaid.

B.	The provisions of this Agreement shall continue to apply after the effective date of termination to all reinsurance that is inforce under this Agreement on the effective date of termination.

C.	Either Party may terminate this Agreement immediately for the acceptance of new reinsurance if the other Party materially breaches this Agreement.

ARTICLE XII: CLAIMS

A.

If there is a claim for death benefits on a reinsured risk hereunder, the Ceding Company shall send to the Reinsurer copies of the proofs of claim, and any other information the Ceding Company may possess pertinent to the claim that the Reinsurer may request.

ARTICLE XII: CLAIMS

(Continued)

B.

The Reinsurer, upon receipt of the supporting claim documentation, shall make payment in settlement of the reinsurance under a claim approved and paid by the Ceding Company for a reinsured risk hereunder. Reinsurer will be liable to the Ceding Company for the benefits reinsured and the reinsurance will not exceed the Ceding Company’s contractual liability based on its normal practices less the amount retained, less amounts reinsured by other reinsurers.

C.

For all claims, the Ceding Company shall present the supporting claim documentation to the Reinsurer as required above in Section A of this Article. The Ceding Company shall ultimately decide whether the claim is paid or contested, in which case the Reinsurer must pay their share of the claim or elect to join the contest or compromise, as applicable, following the appropriate procedures contained in this Article. If the Reinsurer disagrees with the Ceding Company’s decision to pay a claim they believe is contestable, then arbitration is available.

D.

With respect to contested claims, the Reinsurer may decline to be a party to the contest, compromise, or litigation involved on a claim, in which case it shall pay the full amount of its share of the claim to the Ceding Company. In such case, the Reinsurer shall not share in any expense involved in such contest, compromise, or litigation, or in any reduction in claim resulting therefrom.

E.

If the Reinsurer has elected to join a contest or compromise of a claim, the Reinsurer shall share in the expense of such contest or compromise of the claim in the same proportion that the Net Amount at Risk reinsured with the Reinsurer bears to the total Net Amount at Risk of the Ceding Company under all Policies on that life being contested or compromised by the Ceding Company and shall share in the total amount of any reduction in liability in the same proportion. If a claim is contested or denied, the Ceding Company will notify all reinsurers and provide the claim file to each reinsurer. The Reinsurer must make a concerted effort to respond with the final claims decision regarding contestable claims within three business days from the business day in which the claims information was sent from the Ceding Company. Routine expenses incurred in the normal settlement of uncontested claim, compensation of salaried officers and employees of the Ceding Company and any possible Extra-Contractual Damages shall not be considered claim expenses.

The Reinsurer will base claim reimbursements on contractual benefits and standard industry claim practices and will not reimburse for costs of claim administration, investigation, surveillance, or litigation unless otherwise agreed upon in writing by the parties.

F.

In the event of an increase or reduction in the amount of the Ceding Company’s insurance on any Policy reinsured hereunder because of a misstatement of age or sex being established after the death of the insured, the Ceding Company and the Reinsurer

ARTICLE XII: CLAIMS

(Continued)

shall share in such increase or reduction in proportion to their respective amounts at risk under such policy.

G.

For non-contestable claims and for contested claims where the Reinsurer has elected to participate, the Reinsurer shall reimburse the Ceding Company for its proportionate share of any interest paid on claims by the Ceding Company. Interest shall be calculated from the date of death to the date of remittance to the beneficiary, or if the claim proceeds go under settlement option, from the date of death to the date of the Reinsurer’s remittance to the Ceding Company. Adjustment to reinsurance premiums in such case shall be made without interest.

H.

On claims paid by the Reinsurer, if the period of time between when the Ceding Company notified the Reinsurer that it paid the claim and the date that the Reinsurer reimburses the Ceding Company exceeds thirty (30) days, the Ceding Company reserves the right to charge interest (at the prime rate published in the Eastern Edition of the Wall Street Journal on the date the Ceding Company pays the claim) from the day the Ceding Company notified the Reinsurer that it paid the claim to the day the Reinsurer reimburses the Ceding Company.

I.

In no event shall the Reinsurer participate in Extra-Contractual Damages, such as punitive or compensatory damages, awarded against the Ceding Company as the result of an act, omission, or course of conduct committed by the Ceding Company in connection with the reinsurance under this Agreement. However, for death claim denials, if the Reinsurer was an active party and directed the act, omission, or course of conduct of the Ceding Company which resulted in the assessment of Extra-Contractual Damages, the Reinsurer shall share in the payment of these damages in proportion to the reinsurance provided under this Agreement.

ARTICLE XIII: INSPECTION OF RECORDS

Upon reasonable notice, and at all reasonable times, the Reinsurer and the Ceding Company each shall have the right to inspect and audit, at the offices of the other, all records and procedures relating to reinsurance under this Agreement.

ARTICLE XIV: ERRORS AND OMISSIONS

It is	.

ARTICLE XV: INSOLVENCY

A.

In the event of insolvency of the Ceding Company, the Reinsurer’s liability for claims shall continue to be in accordance with the terms of this Agreement. Payment of reinsurance claims shall be made directly to the liquidator, receiver or statutory successor of the Ceding Company without diminution because of the insolvency of the Ceding Company.

B.

In the event of insolvency of the Ceding Company, the liquidator, receiver or statutory successor shall give the Reinsurer written notice of any pending claim and the Reinsurer may, at its own expense, investigate the claim and interpose any defense which it deems available to the Ceding Company or its liquidator, receiver or statutory successor. If the Ceding Company benefits from the defense undertaken by the Reinsurer, an equitable share of the expenses incurred by the Reinsurer shall be chargeable to the Ceding Company as a part of the expense of liquidation.

C.

In the event                                                                                                                                . Written notice of such termination and the date shall be given to the Reinsurer by the Ceding Company. For the purpose of this Agreement, the Reinsurer shall be considered insolvent when it:

1.	As a result of a liquidation or similar proceeding, applies for or consents to the appointment of a receiver, trustee, or liquidator of its properties or assets; or
2.	Is adjudicated as bankrupt or insolvent; or
3.	Files or consents to the filing of a petition in bankruptcy, seeks reorganization or an arrangement with creditors, or utilizes any bankruptcy, dissolution, liquidation, or similar law or statute; or
4.	Becomes the subject of an order to rehabilitate or to liquidate as defined by the insurance code of the jurisdiction of domicile of the Ceding Company or Reinsurer, as appropriate.

D.	Any	.

ARTICLE XVI: WAIVERS AND AMENDMENTS

Any term or condition of this Agreement may be waived at any time by the Party that is entitled to its benefit. Such a waiver must be in writing and must be executed by an executive officer of such Party. A waiver on one occasion shall not be deemed to be a waiver of the same or any other term or condition on a future occasion.

ARTICLE XVII: SEVERABILITY

If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law or if determined by a court of competent jurisdiction to be unenforceable, and if the rights or obligations of the parties under this Agreement shall not be materially and adversely affected thereby, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by illegal, invalid or unenforceable provisions or by its severance from this Agreement.

ARTICLE XVIII: GRAMM-LEACH-BLILEY PRIVACY REQUIREMENTS

The Parties may, from time to time, come into possession of “non-public personal information” as defined in Title V of the Gramm-Leach-Bliley Act. The “non-public personal information” may be transmitted by either the Ceding Company or Reinsurer to the other in accordance with the transmitting Party’s then current privacy policy and practices, in order to allow the other Party to perform pursuant to this Agreement. During the continuation of this Agreement and after its termination, the Ceding Company or Reinsurer shall at all times use reasonable care to maintain the confidentiality of the “non-public personal information” and shall not make any use of the “non-public personal information” beyond the purpose for which it was disclosed. The Ceding Company and Reinsurer agree that they shall not transfer information to a third party, except as provided in this Agreement and as permitted by applicable provisions of Title V of the Gramm-Leach-Bliley Act, such permission including, but not limited to, disclosure of Information if required by applicable federal, state or local legal requirement, order of a court of competent jurisdiction, properly authorized civil, criminal or regulatory investigation, or subpoena by federal, state or local authorities. The Ceding Company and Reinsurer agree that the Reinsurer may need to transfer “non-public personal information” to third party reinsurers for the purpose of obtaining reinsurance on risks subject to this Agreement. The Reinsurer shall take reasonable measures to ensure that any such third party reinsurers use reasonable care to maintain the confidentiality of the “non-public personal information”.

ARTICLE XIX: NOTICE

Any notice and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given when (i) mailed by United States registered or certified mail, return receipt requested, or mailed by overnight express mail, (ii) sent by facsimile transmission, followed by confirmation mailed by first class mail or overnight express mail, or (iii) delivered in person to the parties at the following addresses:

If to the Ceding Company:

MML Bay State Life Insurance Company

140 Garden Street

Hartford, CT 06154

Attention: Reinsurance Officer

C.M. Life Insurance Company

140 Garden Street

Hartford, CT 06154

Attention: Reinsurance Officer

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, MA 01111

Attention: Reinsurance Officer

If to the Reinsurer:

Director of Operations, Group Reinsurance Plus

Hartford Life Insurance Companies

200 Hopmeadow Street

Simsbury, CT 06089

Facsimile # (860) 843-8454

With a Copy to:

Chief Actuary

Hartford Life Insurance Companies

200 Hopmeadow Street

Simsbury, CT 06089

Facsimile # (860) 843-8981

General Counsel

Hartford Life Insurance Companies

200 Hopmeadow Street

Simsbury, CT 06089

Facsimile # (860) 843-8665

Notice shall be deemed given on the date of delivery as documented by a record of delivery in accordance with the modes of delivery set forth above. Either Party may change the names or addresses where notice is given by providing notice to the other Party of such change in accordance with this Article.

ARTICLE XX: ARBITRATION

A.

To initiate arbitration, either Party shall notify the other Party by Certified Mail of its desire to arbitrate, stating the nature of the dispute and the remedy sought. The Party to which the notice is sent shall respond to the notification in writing within thirty (30) days of its receipt.

B.	Any interpretation of this Agreement shall be based on business practices of the life insurance and life reinsurance industries and equity rather than strict law.

C.

Disagreements between the Ceding Company and the Reinsurer shall be submitted to three disinterested arbitrators who must be current or former officers of other life insurance or life reinsurance companies. The Reinsurer and the Ceding Company shall each appoint one arbitrator and the third shall be selected by these two arbitrators. In the event that either contracting company should fail to choose an arbitrator within thirty (30) days after the other contracting company has given notice of its arbitrator appointment, that contracting company may choose two arbitrators who shall, in turn, choose a third arbitrator before entering arbitration. If the                                                                                                                                .

D.	Within	.

E.

The arbitration proceedings will be conducted in accordance with the rules and procedures of the AIDA Reinsurance and Insurance Arbitration Society (ARIAS), which are in effect at the time the arbitration begins. The arbitration will take place in Massachusetts, unless the parties mutually agree otherwise.

ARTICLE XXI: GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of Massachusetts.

ARTICLE XXII: HEADINGS

The headings to this Agreement have been inserted for convenience and do not constitute matter to be construed or interpreted in connection with this Agreement.

ARTICLE XXIII: PARTIES TO AGREEMENT

This Agreement is for indemnity reinsurance solely between the Ceding Company and the Reinsurer.

ARTICLE XXIV: AGREEMENT

A.

This Agreement represents the entire contract between the Ceding Company and the Reinsurer and supersedes any prior oral or written agreements with respect to its subject. Any change or modification to this Agreement shall be null and void unless made by amendment to this Agreement and signed by both parties.

B.

Routine communications are contemplated by this Agreement and are not intended to change any of its risk transfer characteristics. Such communications include, but are not limited to, reinsurance reporting and premium administration, claim submission and review, participation in claim litigation and settlements, audit reviews, and the resolution of disputes by arbitration or court proceedings. These communications serve to clarify the obligations of the parties under this Agreement and should not be construed as modifications of this Agreement. Any and all modifications of this Agreement shall follow paragraph A above.

ARTICLE XXV: GOOD FAITH AND FINANCIAL SOLVENCY

This Agreement is entered into in reliance on the utmost good faith of the parties including, for example, their representations and disclosures. It requires the continuing utmost good faith of the parties, their representatives, successors, and assigns.

ARTICLE XXVI: FORCE MAJEURE

A.

The occurrence of an event defined below of Force Majeure shall extend the term of performance on the part of such Party to complete performance in the exercise of reasonable diligence after the reason for delay associated with the Force Majeure is no longer a substantial deterrent from meeting the Party’s obligations. If the Force Majeure event lasts longer than ninety (90) days, the obligations/debts under this Agreement of the Party which is so impaired shall begin to accrue interest at the prime rate as stated in the Wall Street Journal on the business day following the day the Force Majeure event took place. Those obligations/debts shall continue to accrue interest until the obligations/debts are paid by the Party so impaired.

B.	Where there is an Event of Force Majeure, the Party prevented from or delayed in performing its obligations under this Contract must immediately notify the other Party giving full particulars of the Event of Force Majeure and the reasons for the Event of

ARTICLE XXVI: FORCE MAJEURE

(Continued)

C.

Force Majeure preventing that Party from, or delaying that Party in performing its obligations under this Contract and that Party must use its reasonable efforts to mitigate the effect of the Event of Force Majeure upon its performance of the Contract and to fulfill its obligations under the Contract.

D.

Force Majeure- a catastrophic event that disables business operations of the Party such that it is not feasible for them to perform their obligations immediately, thereby requiring an extension of the term of performance.

ARTICLE XXVII: ASSIGNMENT

This Agreement may not be assigned by either of the parties hereto without the prior written consent of the other Party, and any attempted assignment without such consent shall be null and void; provided, however, this provision shall not prohibit assignment by operation of law to a liquidator, receiver or statutory successor who is acting in the event of insolvency of the Reinsurer or the Reinsured, and requires that neither Party should wrongfully or unreasonably withhold consent of assignment.

ARTICLE XXVIII: POLICY FORMS

Ceding Company shall utilize as the Policy forms giving rise to their contractual liability, only forms that the appropriate state or provincial authorities and Reinsurer have approved in writing prior to use.

ARTICLE XXIX: COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

ARTICLE XXX: DEFINITIONS

Agreement:    Agreement shall include this document and all schedules and addenda identified in the Table of Contents and/or attached hereto.

Business:    All policies, certificates, risks, or other term describing the business reinsured under this Agreement.

Certificate of Facultative Reinsurance:    A document prepared by the Reinsurer that outlines specific features about a facultative case which differentiates it from an automatic reinsurance coverage in substantial form as presented in attached Schedule H.

Claim:    Claim shall mean death of any insured individual for which reimbursement coverage is sought for any Policy reinsured under this Agreement.

ARTICLE XXX: DEFINITIONS

(Continued)

Contractual Damages:  Any amount owed according to the provisions of the Ceding Company’s Policy.

Effective Date:    The date the Ceding Company and the Reinsurer enter into this Agreement as found on the Cover page and Signature page.

Extra-Contractual Damages:  Any amount in excess of Contractual Damages, including but not limited to compensatory, consequential, exemplary and punitive damages, judicial or statutory interest payments, court costs, or attorney fees.

Foreign Life/Lives (as used in Article I and Schedule A):    for purposes of this Agreement, Foreign Life/Lives shall mean that the insured was not a resident of the United States, Puerto Rico or Guam at the time the policy was issued, and that insured shall remain a Foreign Life regardless of future residency changes.

Material Breach:   Significant deviation from the terms or intent of the Agreement by either Party, and/or significant adverse financial impact as the result of one Party’s actions (i.e. failure to pay death claims on a timely basis).

Offsets:   Any balance or balances whether on account of premiums or on account of losses or otherwise, due from one Party to the other under the terms of this Agreement.

Policy Account Value: the Policy Account Value as stated in the policy.

Policy Anniversary:  Annual anniversary of issue date.

Retention Level:  Amount of risk retained by the Ceding Company. Amounts in excess of the Retention Level are ceded to the reinsurers.

Underwriting Guidelines:  The guidelines or standards that outline standards of practice and procedures for the appraisal and assumption of Group Life insurance risk, specifically addressed in Schedule F (F-1 and F-2).

SCHEDULE A: ACCEPTED COVERAGES

Issuing Companies: Policies issued by the MML Bay State Life Insurance Company of Hartford, Connecticut, C.M. Life Insurance Company of Hartford, Connecticut, or Massachusetts Mutual Life Insurance Company of Springfield, Massachusetts, may be reinsured under this Agreement.

only	under this Agreement.

.

.

under this Agreement,	above.

Lead Underwriting Reinsurer: RGA Reinsurance Company shall be the Lead Underwriting Reinsurer for all Business reinsured under this Agreement.

Duties and function of the Lead Underwriting Reinsurer:

In the circumstance that an individual case deviation from the guidelines in the underwriting manual occurs, the Lead Underwriting Reinsurer’s approval is the deciding factor in determining the acceptance of each deviation, and the Reinsurer in this Agreement must follow the Lead Underwriting Reinsurer’s decision.

In the circumstance that the underwriting manual is modified, either in whole or in part, any such modification will be reviewed with and approved by the Reinsurer of this Agreement and all pool members. The Reinsurer may accept the modification by an amendment to this Agreement.

SCHEDULE B: REINSURANCE LIMITS

:	The	Example.

*     %

**     %

:	The	.

:$	.	However, if
.

Concentration Limit: as used in the agreement, the maximum amount of available capacity at one location.

                                :

life.

SCHEDULE C: SPECIAL NET RISK CALCULATIONS

1.	For the Ceding Company’s Universal Life type and Variable Life type plans, the Net Amount at Risk (as appropriately calculated) shall be the death benefit less the Policy Account Value.

2.

The methods of calculating the Net Amount at Risk described above may not be appropriate under a given plan of insurance. In such cases, the Net Amount at Risk shall be a method that is mutually agreeable to both parties.

SCHEDULE D: REINSURANCE PREMIUM RATES

Premiums for Standard Risks:

A. New Lives or Inforce-                  only Rates

The	:

                                                                                                                                                   %

                                                                                                                                                   %

                                                                                                                                                   %

The	thereafter.

B. New Lives-                             only Rates

The	:

                                                                                                                                                   %

                                                                                                                                                   %

                                                                                                                                                   %

The	thereafter

Policy Fees:

No Policy fees shall be paid under this Agreement.

Base Rate Table

by

the appropriate .

For % / % for
% / % for .

Monthly Rate Per $ of
Table		k

SCHEDULE E: REINSURANCE REPORTS

Reinsurance shall be self-administered by the Ceding Company. The Ceding Company shall maintain up-to-date records on business under the Agreement for reporting new issues, renewals, deaths, lapses and other adjustments on each reinsured Policy or rider and shall provide reports to the Reinsurer subsequent to the close of each reporting period. The reporting period shall be monthly. The reports shall consist of sufficient detail for the Reinsurer to determine its amount of risk on reinsured policies and riders and to verify reinsurance premiums. Reports provided shall be the following:

Bordereau Detail Reports:

New business and change reports shall be provided to the Reinsurer on a bordereau basis and include the following items:

Policy Number	Joint Life Information
Name of the Insured	Policy Face Amount
Sex	Reinsurance Amount(s) Issued
Date of Birth	Retained Amount
Issue Age	Reinsurance Net Amount at Risk
Policy Date	Death Benefit Option
Policy Year	Reinsurance Premiums
Policy Duration	Reinsurance Commission or Allowances
Transaction Type*	Policy Fee
Transaction Effective Date	Premium Taxes Reimbursed
Table Rating	Cash Values Reimbursed
Flat Extra Amount and Duration	Dividends Reimbursed
Plan Name or Code	Net Amount due the Reinsurer or the Ceding Co.
Underwriting Classification

* Transaction codes may be used to identify Policy activity affecting reinsurance including new reinsurance issued, continuation of coverage, and Policy movements or changes such as:

Not Takens	Decrease in Amount
Surrender	Cancellation of Reinsurance
Lapse	Recapture
Reinstatement	Death
Conversion	Expiration
Exchange	Other Changes
Increase in Amount

Separate listings shall be provided for new issues, renewals, terminations, and other adjustments.

SCHEDULE E: REINSURANCE REPORTS

(Continued)

Summary Reports

Summary reports shall be provided to the Reinsurer, which include appropriate subtotals and totals of premiums, commissions and allowances, and premium tax by reporting category and in total. Policy exhibit summaries shall also be provided to the Reinsurer showing the reinsured amounts at the beginning of the reporting period, any increases, decreases and terminations during the reporting period, and the reinsured amounts at the end of the reporting period.

Electronic Reporting

The Reinsurer may request receipt of reinsurance data from the Ceding Company via an electronic medium (magnetic tape, magnetic disk, or electronic data interchange) as shall be available to the Ceding Company. Monthly transaction data and quarterly inforce data is currently available on magnetic tape cartridges.

Note:

The detail and summary reports and the electronic forms shall be in either the standard TAI Reinsurance format or a modified TAI Reinsurance format. These formats shall be made available to the Reinsurer. Any changes to the format shall be communicated to the Reinsurer.

SCHEDULE F – 1

SCHEDULE F-2:

Background

This document

All new	product.

Within the	are intended for business

.

are selected

will be determined	applicable under the

plan. In general	.

Table 1. shows the	and	selection.

Table 1.

Participation g
Coverage Selection Type i
)

: Participation is determined by	.

                                             : Individuals                                                                                                    plan.

                                                     :                                                           are determined by

                                                                                                                                                                   .

                                                     :                                                                                        participant.

                            :                                          that has                                                                       determined

                                                                             .

                                    : that has                                                                                                           .

“                                :                                  plan                              that is                                               plan

                                         . A separate                                                                              .

                                : one for which the                                                                                                           .

facultative case: one for which                                                                              .

The                                                  :

•
•	with a companion

The steps: 1. . 2. . 3. . 4. . 5. . 6 .

The Process: 1.

The Process: 2.

The Process: 3.

The Process: 4.

The Process: 5.

The Process: 6.

SCHEDULE G: DAC TAX SCHEDULE

Treasury Regulation Section 1.848-2 (g) (8) Election. The Ceding Company and the Reinsurer hereby agree to the following pursuant to Treasury Regulation Section 1.848-2 (g) (8) of the Income Tax Regulations issued December, 1992, under Section 848 of the Internal Revenue Code of 1986, as amended (“Code”). This election shall be effective as of the execution date of this Agreement and for all subsequent taxable years for which this Agreement remains in effect.

1.	The term “Party” shall refer to either the Ceding Company or the Reinsurer as appropriate.

2.

As used in this Article, the terms “net positive consideration,” “specified policy acquisition expenses” and “general deductions limitation” are defined by reference to Treasury Regulation Section 1.848-2 in effect December 1992 and Code Section 848 as of the effective date of this Agreement.

3.

The Party with the net positive consideration (or gross premiums and other considerations as applicable) for this Agreement for each taxable year shall capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848 (c) of the Code.

4.	Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency or as otherwise required by the Internal Revenue Service.

5.

The Ceding Company shall submit a schedule to the Reinsurer by May 1 of each year of its calculation of the net consideration for the preceding calendar year. This schedule of calculations shall be accompanied by a statement signed by an officer of the Ceding Company stating that the Ceding Company shall report such net consideration in its tax return for the preceding calendar year.

6.

The Reinsurer may contest such calculation by providing an alternative calculation to the Ceding Company in writing within thirty (30) days of the Reinsurer’s receipt of the Ceding Company’s calculation. If the Reinsurer does not so notify the Ceding Company, the Reinsurer shall report the net consideration as determined by the Ceding Company in the Reinsurer’s tax return for the previous calendar year.

7.

If the Reinsurer contests the Ceding Company’s calculation of the net consideration, the parties shall act in good faith to reach an agreement as to the correct amount within thirty (30) days of the date the Reinsurer submits its alternative calculation. If the Ceding Company and the Reinsurer reach agreement on an amount of net consideration, each Party shall report such amount in their respective tax returns for the previous calendar year.

8.

Each party shall attach the final schedule to their respective U.S. federal income tax returns for each taxable year in which consideration is transferred under this Agreement. The schedule shall identify this Agreement and restate the election described herein and shall be signed by both parties.

9.

Each party represents and warrants that it is subject to U.S. taxation under either the provisions of Subchapter L of Chapter 1 or Subpart F of Part III of Subchapter N of Chapter 1 of the Code. Should the Ceding Company breach this representation and warranty of tax status, the Ceding Company agrees to indemnify and hold the Reinsurer, its directors, officers, employees, agents and shareholders, harmless from any liability and all liability, loss, damages, fines, penalties, interest and reasonable attorney’s fees, which Reinsurer, its directors, officers, employees, agents and shareholders, may sustain by reason of such breach.

SCHEDULE H: FACULTATIVE SUBMISSION FORM

MassMutual		Application for
The Blue Chip Company		Facultative Reinsurance

Massachusetts Mutual Life Insurance Company
Springfield, MA 01111-0001

To:
First Insured’s Name		Birthdate Age		Assigned Number
Second Insured’s Name		Birthdate Age		Assigned Number
	|	Life		| MIB Codes to be Reported
Previous MassMutual insurance inforce
	|			|
Inforce we retain with the parent or affiliate
	|			|
New insurance now applied for
	|			|
Of which we shall retain				|Is an application for reinsurance being
|submitted elsewhere? ___Yes ___No
	|			|
Reinsurance applied for				|Insp required
| ___Yes ___No
	|			|
The MIB pre-notification form has been given to this applicant and the proper authorization has been signed
UNDERWRITING DATA
1.	Insured #1	Insured # 2		Insured #1	Insured # 2
Application	___	___	MVR	___	___

Non-Medical	___	___	Financial Report	___	___

Medical Exam	___	___	Cover Letter	___	___

ECG	___	___	APS__________	___	___

X-ray	___	___	APS__________	___	___

Lab Report	___	___	APS__________	___	___

Specimen	___	___	APS__________	___	___

Inspection	___	___	APS__________	___	___
______________	___	___	______________	___	___

______________	___	___	______________	___	___

______________	___	___	______________	___	___

______________	___	___	______________	___	___

2. Reason for Submission:	___ Amount ___ Health			___ Rating Review

3. Comments:
4. This transmission contains ______ pages.
Signature & Title	Date
Other_____________________________________

SCHEDULE I:

SCHEDULE J:                                                       EXAMPLE

__________	____________________	____________	____________	____________

%
%
%
%
%
%

    * The                                                                                                                           .

)	A	MM	B	C	D	E	Total

0
0
0